SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 12, 2002

MERITAGE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	I-9977	86-0611231

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6613 North Scottsdale Road, Suite 200, Scottsdale, Arizona	85250

(Address of Principal Executive Offices)	(Zip Code)

(877) 400-7888 (Registrant’s telephone number, including area code)

Not applicable (Former Name or Former Address, if Changed Since Last Report)

Item 2. ACQUISITION OR DISPOSITION OF ASSETS.
FORWARD LOOKING STATEMENTS
Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
Exhibit 10.1
Exhibit 10.2

Item 2. ACQUISITION OR DISPOSITION OF ASSETS.

         References to “we,” “our” and “us” in this Current Report on Form 8-K refer to Meritage Corporation and its consolidated subsidiaries.

         On July 1, 2002, we completed the acquisition of substantially all of the homebuilding and related assets of Hammonds Homes, Ltd., a Texas limited partnership, and Crystal City Land & Cattle, Ltd., a Texas limited partnership (collectively, “Hammonds Homes” or “Hammonds”). The purchase price is estimated to be approximately $82.8 million, subject to final adjustments, comprised of cash payable at closing of $45.8 million and the repayment of existing debt in the amount of $37.0 million. The purchase price was based on Hammonds’ March 31, 2002 balance sheet plus a premium based on projected 2002 EBITDA. We used our working capital, which included borrowings under our existing credit facilities and the proceeds from a recent public common stock offering, to fund the acquisition of Hammonds Homes. A copy of the Master Transaction Agreement, dated June 12, 2002, with exhibits, is filed as Exhibit 10.1 to this Current Report.

         Hammonds Homes, established in 1987, builds a wide range of quality homes in approximately 40 communities throughout the Houston, Dallas/Ft. Worth and Austin, Texas areas with a focus on serving the move-up housing market.

         In 2000, Hammonds closed 737 homes at an average selling price of approximately $186,000 resulting in total revenue of $136.8 million and EBITDA of $15.2 million. In 2001, Hammonds closed 935 homes at an average selling price of approximately $194,000, resulting in total revenue of $181.1 million and EBITDA of $23.6 million. The estimated purchase price of $82.8 million was based on projected revenue and EBITDA in 2002 of $175.0 to $185.0 million and $18.0 to $19.0 million, respectively, before taking into account any potential synergies. Home closings were 183 for the quarter ended March 31, 2002, compared to 201 for the quarter ended March 31, 2001. The decrease in home closings in the first quarter of 2002 compared to the first quarter of 2001 mainly reflects a slower overall demand for homes in the Austin, Texas market. For the quarter ended March 31, 2002, Hammonds had revenue and EBITDA of $38.2 million and $3.9 million, respectively, compared to revenue and EBITDA of $37.1 million and $4.4 million, respectively, for the quarter ended March 31, 2001. New sales contracts were 268 for the quarter ended March 31, 2002, compared to 253 for the quarter ended March 31, 2001.

         We expect that the acquisition of Hammonds Homes will enable us to significantly expand our presence in the Houston and Austin markets and strengthen our Dallas operations. We believe the acquisition will be accretive to our 2002 net earnings.

FORWARD LOOKING STATEMENTS

         Certain matters discussed in this Current Report are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements concerning our ability to expand and strengthen our presence in certain Texas markets, and our expectations about the accretive effect of the Hammonds Homes acquisition. Such statements are based upon the current beliefs and expectations of our management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

         With respect to the Hammonds Homes acquisition, these uncertainties include: the risks that the businesses will not be integrated successfully; that Hammonds’ performance in 2002 will not be as good as in 2001; that the market and financial synergies anticipated from the acquisition may not be fully realized or may take longer to realize than expected; that the acquisition will not be accretive to earnings within the time period estimated by management, or at all; that unanticipated expenses and liabilities may be incurred; and that the combined companies will lose key employees or suppliers.

         In addition, our business is also subject to a number of risks and uncertainties including: the strength and competitive pricing environment of the single-family housing market; changes in the availability and pricing of residential mortgages; changes in the availability and pricing of real estate in the markets in which we operate; our high level of indebtedness; demand for and acceptance of our homes; the success of planned marketing and promotional campaigns; the success of our program to integrate existing operations with our planned new operations or those of past or future acquisitions; our ability to raise additional capital; our success in locating and negotiating favorably with possible acquisition candidates; recent legislative or other initiatives that seek to restrain growth in new housing construction or similar measures; the economic impact of foreign hostilities or military action; general economic slow downs; and other factors identified in documents filed by us with the Securities and Exchange Commission, including those set forth in Meritage’s Form 10-K Report for the year ended December 31, 2001 under the captions “Market for the Registrant’s Common Stock and Related Stockholder Matters—Factors that May Affect Future Stock Performance” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Factors that May Affect Our Future Results and Financial Condition” and in Exhibit 99.1 of Meritage’s Form 10-Q for the quarter ended March 31, 2002. As a result of these and other factors, the prices of Meritage’s securities may fluctuate dramatically.

         All financial and other information relating to the operations of Hammonds Homes has been provided by Hammonds Homes, Ltd. and Crystal City Land & Cattle, Ltd.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)-(b) Financial Statements of Business Acquired and Pro Forma Information.

         Financial statements of the business to be acquired and pro forma information will be filed by amendment not later than sixty (60) days from the date of this filing.

(c) Exhibits.

Exhibit No.	Description

10.1	Master Transaction Agreement (with exhibits), dated June 12, 2002, by and among Meritage Corporation, MTH Homes-Texas, L.P., Hammonds Homes, Ltd., Crystal City Land & Cattle, Ltd., Hammonds Homes I, LLC, Crystal City I, LLC and Ronnie D. Hammonds.*

10.2	Amendment No. 1 to Master Transaction Agreement, dated June 27, 2002.

*	Certain Confidential Information contained in this Exhibit was omitted by means of redacting a portion of the text and replacing it with an asterisk. This Exhibit has been filed separately with the Secretary of the Securities and Exchange Commission without the redaction pursuant to Confidential Treatment Request under Rule 24b-2 of the Securities Exchange Act of 1934.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERITAGE CORPORATION

/s/ Larry W. Seay

By: Larry W. Seay, Chief Financial Officer, Vice President-Finance

EXHIBIT INDEX

Exhibit No.	Description

10.1	Master Transaction Agreement (with exhibits), dated June 12, 2002, by and among Meritage Corporation, MTH Homes-Texas, L.P., Hammonds Homes, Ltd., Crystal City Land & Cattle, Ltd., Hammonds Homes I, LLC, Crystal City I, LLC and Ronnie D. Hammonds.*

10.2	Amendment No. 1 to Master Transaction Agreement, dated June 27, 2002.

*	Certain Confidential Information contained in this Exhibit was omitted by means of redacting a portion of the text and replacing it with an asterisk. This Exhibit has been filed separately with the Secretary of the Securities and Exchange Commission without the redaction pursuant to Confidential Treatment Request under Rule 24b-2 of the Securities Exchange Act of 1934.